UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  __________
                                   FORM 8-K
                                  __________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (date of earliest event reported): December 2, 2004


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             _____________________________________________________
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 _____________________________________________
                 (State or Other Jurisdiction of Incorporation)

        1-10518                                       22-2553159
_______________________                   ___________________________________
(Commission File Number)                  (I.R.S. Employer Identification No.)

         Park 80 West/Plaza Two, Saddle Brook, New Jersey      07663
         _____________________________________________________________
            (Address of principal executive offices)        (Zip Code)

                                 (201) 703-2265
              ____________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                (b) Interchange Financial Services Corporation (the "Company") sadly reports the passing of Benjamin Rosenzweig, Director and Secretary to the Board of Directors of the Company and and Director and Secretary of the Company's subsidiary, Interchange Bank, on Sunday, November 28, 2004.
                     Mr. Rosenzweig was a Board member since 1976.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 2, 2004           Interchange Financial Services Corporation

                                  By: /s/ Charles T. Field
                                  ____________________________________
                                  Name: Charles T. Field
                                  Title: SVP & Chief Financial Officer